UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 9, 2017

Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33748	20 – 8718331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 9th Street NW, Suite 600,

Washington, D.C. 20004

(Address of Principal Executive Offices) (Zip Code)

(202) 728-0044

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 9, 2017, DuPont Fabros Technology, Inc. (the “Company”) and Digital Realty Trust, Inc. (“DLR”) issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, DuPont Fabros Technology, L.P., DLR, Digital Realty Trust, L.P., Penguins REIT Sub, LLC, Penguins OP Sub, LLC and Penguins OP Sub 2, LLC. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on June 9, 2017, the Company posted an investor presentation to its investor relations website at investors.dft.com related to the transaction contemplated by the Merger Agreement (the “Mergers”). The presentation provides information on both the Company and DLR and an overview of the strategic rationale for the transaction. The presentation is attached hereto as Exhibit 99.2.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01.	Other Events.

The Company has also engaged in various communications with its employees and customers concerning the Mergers. Copies of those communications are attached as Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 to this report.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving the Company and DLR. The proposed transaction will be submitted to the stockholders of the Company and DLR for their consideration. In connection with the proposed transaction, DLR intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of the Company and DLR and that also constitutes a prospectus of the Company. The Company and DLR plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s corporate website at www.dft.com or by directing a written request to: DuPont Fabros Technology, Inc., 401 9th St. NW, Suite 600, Washington, DC 20004, Attention: Investor Relations.

Interests of Participants

The Company and DLR and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2017 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which were filed with the SEC on April 13, 2017 and February 23, 2017, respectively. Information regarding DLR’s directors and executive officers is set forth in DLR’s proxy statement for its 2017 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which were filed with the SEC on March 29, 2017 and March 1, 2017, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by DLR with the SEC when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s or DLR’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s or DLR’s stockholders; the risk that a condition to closing of the proposed transaction may not be satisfied; the Company’s or DLR’s ability to consummate the Mergers; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s and DLR’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the Company, DLR or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which the Company and DLR operate, as detailed from time to time in each of the Company’s and DLR’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of the Company’s and DLR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The Company and DLR caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company and DLR or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither the Company nor DLR undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company and DLR, dated June 9, 2017

99.2	Investor Presentation

99.3	Email to Company Employees, distributed by the Company on June 9, 2017

99.4	Email to Company Customers, distributed by the Company on June 9, 2017

99.5	Q&A for Company Employees, distributed by the Company on June 9, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT FABROS TECHNOLOGY, INC.

June 9, 2017	/s/ Richard A. Montfort, Jr.
Richard A. Montfort, Jr.
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of DLR and the Company, dated June 9, 2017

99.2	Investor Presentation

99.3	Email to Company Employees, distributed by the Company on June 9, 2017

99.4	Email to Company Customers, distributed by the Company on June 9, 2017

99.5	Q&A for Company Employees, distributed by the Company on June 9, 2017